Exhibit 99.1

Investor Presentation – February 2016 DT Asia Investments Ltd. (Nasdaq: CADT) to combine with China Lending Group Forming China Lending Corporation

2 ▪ Neither DT Asia Investments Limited (“DT Asia”), Adrie Global Holdings Limited (“China Lending Group” or “CLG”), nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation . The sole purpose of this presentation is to assist persons in deciding whether they wish to proceed with a further review of the proposed transaction discussed herein and is not intended to be all - inclusive or to contain all the information that a person may desire in considering the proposed transaction discussed herein . It is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction . ▪ This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions . This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 , as amended . This presentation includes “forward - looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 . DT Asia’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements include, without limitation, DT Asia’s expectations with respect to future performance and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction . ▪ Such forward - looking statements relate to future events or future performance, but reflect the parties’ current beliefs, based on information currently available . Most of these factors are outside the parties’ control and are difficult to predict . A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward - looking statements . Factors that may cause such differences include : business conditions ; natural disasters ; changing interpretations of U . S . generally accepted accounting principles (“GAAP”) ; outcomes of government reviews ; inquiries and investigations and related litigation ; continued compliance with government regulations ; changes in legislation or regulatory environments, requirements or changes adversely affecting the business of DT Asia and China Lending Group, including but not limited to difficulties in maintaining and managing continued growth, difficulties in ensuring performance of loans, fluctuations in revenue and margins and difficulties in meeting the earn - out targets, restrictions on the ability to make dividend payments, and difficulties in acquiring smaller competitors ; general economic conditions ; geopolitical events and regulatory changes ; and the failure to maintain the listing of DT Asia’s securities on The Nasdaq Stock Market . Other factors include the possibility that the business combination does not close, including due to the failure to receive required security holder approvals, the failure to complete the contemplated private placement or the failure of other closing conditions . ▪ The foregoing list of factors is not exclusive . Additional information concerning these and other risk factors are contained in DT Asia’s filings with the United States Securities and Exchange Commission (the “SEC ”) . All subsequent written and oral forward - looking statements concerning DT Asia and China Lending Group, the proposed transactions described herein or other matters and attributable to DT Asia, China Lending Group and China Lending Group’s shareholders or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above . Readers are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made . Neither DT Asia, China Lending Group nor China Lending Group’s shareholders undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based . ▪ Important Additional Information and Where to Find It : This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy . In connection with the proposed transaction, DT Asia intends to file relevant materials with the SEC and other governmental or regulatory authorities, including a proxy statement . INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DT Asia AND THE PROPOSED TRANSACTION . The definitive proxy statement will be mailed to DT Asia’s shareholders as of a record date to be established for voting on the business combination . The proxy statement and certain other relevant materials (when they become available) and other documents filed by DT Asia with the SEC may be obtained free of charge at the SEC’s website at http : //www . sec . gov . In addition, investors may obtain copies of these documents (when they become available) free of charge by written request to DT Asia, DT Asia Investments Limited c/o 100 Park Avenue, Suite 1600 , New York, New York, 10017 , United States or calling (212) 880 - 2677 . ▪ Participants in the Solicitation : DT Asia and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction . Information about the executive officers and directors of DT Asia and the number of shares of DT Asia’s ordinary shares beneficially owned by such persons is set forth in DT Asia’s Annual Report on Form 10 - K for the fiscal year ended March 31 , 2015 . Investors may obtain additional information regarding the direct and indirect interest of DT Asia and their executive officers and directors in the transaction by reading the proxy statement regarding the transaction when it becomes available . Disclaimer DT Asia Investments Ltd. China Lending Group

3 Investment Opportunity & Transaction Overview DT Asia Investments Ltd. China Lending Group

China Lending Group - Investment Opportunity 4 Established direct lending business platform ▪ Through its subsidiaries and Variable Interest Entity (“VIE”), including Urumqi Feng Hui Direct Lending Limited (“Feng Hui”), China Lending Group p rovides collateral credit - based financing for underserved micro, small and medium sized enterprises (“MSMEs”) in Xinjiang ▪ One of the largest direct lending companies in Xinjiang, in terms of registered capital (1) ▪ Located in one of the fastest growing provinces in China, 10% GDP growth in 2014 , and 8.4% GDP growth in the nine months ended September 30, 2015, versus China’s 7.4 % and 6.9%, respectively, for such periods (2) High margin and low risk business ▪ For the 9 Months Ended 9/30/2015: o Net interest margin of 12.2% (estimated net interest margin of 17.4% for the full year of 2015) o Return on equity (“ROE”) of 10.0% ( estimated ROE of 14.0% for the full year of 2015) o Near zero non - performing loans (“NPL”), where the loans are not collected, even after default Strong Risk Management ▪ Strong risk management team ▪ Unique and powerful risk management measures, under which management is held responsible for NPLs ▪ Since inception uncollected bad debt of $.43 million or less than 0.05% of total loans Opportunities for growth ▪ New product offerings and expansion in new markets ▪ Expansion across China and beyond using resources from its existing strong business network ▪ Well positioned to capture growth opportunities through acquisitions and strategic partnerships (1) According to Xinjiang Association of Micro - credit, FHDL ranked No.1 in Xinjiang as of June 30, 2015, in terms of registered capital . (2) Source : National Bureau of Statistics (“NBS”). DT Asia Investments Ltd. China Lending Group

Transaction Overview Transaction Earn - out Targets ▪ 8 million shares payable to CLG shareholders (and related dividends) held in escrow and subject to achieving certain “Earn - out” net income targets: Valuation Net Income Target (1) Earn - out Shares released 2016 $25.2 million 1/3 2017 34.1 million 1/3 2018 39.5 million 1/3 3 - year Average 34.7 million 100% 5 DT Asia Investments Ltd. China Lending Group (1) Assuming that there are no changes in maximum interest rate at which China Lending Group may lend, no redemptions by DT Asia shareholders, $ 12 million raised in the preferred share private placement, DT Asia transaction expenses of $ 3 . 9 million, a March 31 , 2016 closing date for the business combination and no changes in the People’s Bank of China (“PBOC”) base interest rate from the rate of 4 . 35 % as of December 31 , 2015 . These targets vary based upon the actual date of the closing of the business combination in 2016 , changes in the maximum rate at which China Lending Group may lend (which is currently tied to the base interest rate of the PBOC) and the net closing cash proceeds available to DT Asia after giving effect to redemptions and payment of transaction expenses . If there are full redemptions by all DT Asia shareholders, but the closing condition of $ 12 million in proceeds from the preferred stock private placement financing is met, assuming the same closing date and PBOC base interest rate, these are only $ 15 . 9 million, $ 20 . 3 million and $ 23 . 0 million in 2016 , 2017 and 2018 , respectively, and a three year average of $ 20 . 2 million . Some of these targets may further be reduced if the transaction closes in later months in 2016 , and the PBOC base interest rate decreases . Further to the above, under the terms of the Share Exchange Agreement, the Earn - Out Targets will be calculated in RMB based on the June 30 , 2015 USD/CNY exchange rate of 6 . 1088 . As of January 22 , 2016 , the USD/CNY exchange rate was 6 . 5788 . (2) Based on pre - business combination valuation ▪ China Lending Group (“CLG”) will combine with DT Asia to create China Lending Corporation o Expected to trade on NASDAQ under the ticker symbol “C DLC” post business combination ▪ Consideration 100% in ordinary shares o CLG shareholders will receive 20 million shares o Of these, up to 8 million shares (and related dividends) are subject to forfeiture post closing based on 3 - year net income targets and indemnification obligations ▪ Pro forma enterprise value increase o To approximate $186 million ▪ Stated Dividend Policy: o Target of 25% of net income to ordinary shareholders to be paid quarterly, beginning with the calendar year 2016, and 15% of the CLG net income for 2015 (subject to Board of Directors (“BOD”) approval ). Paid in cash or ordinary shares at the election of the shareholder. (2) Implied Multiples: Est. Net Income At Closing (No Earn - out) With Full Earn - out 2015E P/E $14,800,000 15.0x 20.5x 2016E P/E $25,200,000 8.8x 12.0x 2017E P/E $34,100,000 6.5x 8.9x

Transaction Overview (Continued)

Attractive Industry Dynamics	▪ In 2014, the estimated loan shortage for MSMEs reached over $4.9 trillion in China [1] ▪ Asian Development Bank and World Bank can only provide $20 billion in total to the region [2] ▪ Infrastructure investment in Asia-Pacific region is forecasted to reach $8.0 trillion in the next 10 years [3] ▪ Increasing investments in the region should enhance demand for financing by all enterprises including MSMEs and sole proprietors which should strengthen growth for the direct lending business in Xinjiang
Attractive Target Company Dynamics	▪ Net profit history: 143% CAGR (2009-2014) ▪ Net profit forecast: at 47+% CAGR to 2019 ▪ Dividend policy: Target of 25% of net income to ordinary shareholders to be paid quarterly, beginning with the calendar year 2016, and 15% of the CLG net income for 2015 (subject to BOD approval). Paid in cash or ordinary shares at the election of the shareholder. ▪ SOX compliance: Committed to implementation and compliance attestation of internal control over financial reporting within timeframe stipulated by SEC, and in any event by December 31, 2017 (results publicly disclosed in Form 10-K)
Timing	▪ Share exchange agreement executed on January 11, 2016 ▪ Proxy expected to be filed in February 2016 ▪ Expected closing in late Q1 2016
CLG's Motivation For Merger	▪ Broader access to capital to grow loan portfolio, and public currency for acquisitions ▪ International funding will lower cost of capital and increase earnings ▪ Elevate CLG's profile within lending sector ▪ Enhance competitive advantages & market leadership ▪ DT Asia cash to provide capital for organic growth (subject to redemptions) ▪ If no redemptions, CLG's resulting registered capital will increase its ranking from #5 to #1 in industry (per Golden Credit Rating International Co., Ltd. Rankings). (If maximum redemptions, with $12 million preferred share private placement closing, CLG management anticipates that it will remain ranked as #5).

(1) Based on NBS's statistics *(2) http://www.nationmultimedia.com/aec/One-Belt-One-Road-ONE-BIG-LIFT-30269666.html*
(3) http://english.cntv.cn/2015/12/26/VIDE1451129282925841.shtml

DT Asia Investments Ltd. 6 China Lending Group

Transaction Valuation

Transaction Valuation (Max Proceeds)

	At Closing[(1)]	Full Earn-out
Shares outstanding [(2)]	21,750,163	29,750,163
Amount in Trust/Share	$10.20	$10.20
Equity Value	$221,851,618	$303,451,600
CLG Debt [(3)]	$32,527,298	$32,527,298
Convertible Preferred[(4)]	$12,000,000	$12,000,000
Cash[(5)]	($80,224,772)	($80,224,772)
Enterprise Value	$186,154,144	$267,754,126

Transaction Valuation (Min Proceeds)

	At Closing[(1)]	Full Earn-out
Shares oustanding[(2)]	14,890,100	22,890,100
Amount in Trust/Share	$10.20	$10.20
Equity Value	$151,878,990	$233,478,972
CLG Debt[(3)]	$32,527,298	$32,527,298
Convertible Preferred[(4)]	$12,000,000	$12,000,000
Cash[(5)]	($10,252,129)	($10,252,129)
Enterprise Value	$186,154,159	$267,754,141

Implied Multiples

Implied Multiples:	Est. Net Income [(6)]	At Closing [(1)]	With Full Earnout
2015E P/E	$14,800,000	15.0x	20.5x
2016E P/E	$25,200,000	8.8x	12.0x
2017E P/E	$34,100,000	6.5x	8.9x

Implied Multiples

Implied Multiples:	Est. Net Income	At Closing [(1)]	With Full Earnout
2015E P/E	$14,800,000	10.3x	15.8x
2016E P/E	$15,900,000	9.6x	14.7x
2017E P/E	$20,300,000	7.5x	11.5x

(1) Assuming that Earn-out is forfeited
(2) Even if 100% redemption, DT Asia will issue 720,000 new ordinary shares based on outstanding public rights, which are entitled to 1/10 of a share at closing.
(3) Debt balance is as of 9/30 balance sheet
(4) To be consummated as a condition to business combination closing. This financing is currently not in place.
(5) Cash is the addition of: (i) $32.5 million as of the 9/30 balance sheet, (ii) $7.8 million of net cash from the offering at 100% redemption from Pro Forma in the proxy, plus (ii) In the case of Max Proceeds, $70 million from the Trust Fund.
(6) See footnote (1) on slide #5

DT Asia Investments Ltd. 7 China Lending Group

Post Business Combination Legal Structure & Ownership



China Lending Corporation (BVI)
100%
Adrie Global Holdings Limited (BVI)
100%
China Feng Hui Financial Holding Group Co., Limited (HK)
Offshore Non PRC Companies
Onshore PRC Companies
100%
100%
Feng Hui Ding Xin (Beijing) Financial Consulting Co., Limited
Xinjiang Feng Hui Jing Kai Direct Lending Limited
VIE
Urumqi Feng Hui Direct Lending Limited

Pro Forma Ownership At Closing (No Redemption) [1]



Public 35%
Target 55%
Sponsor 10%

Pro Forma Ownership At Closing (Max Redemption) (2)



Public 5%
Sponsor 14%
Target 81%

Pro Forma Ownership with Full Earn-Out (No Redemption)



Public 26%
Sponsor 7%
Target 67%

Pro Forma Ownership with Full Earn-Out (Max Redemption) [2]



Public 3%
Sponsor 9%
Target 88%

(1) *Assuming that Earn-Out Shares are forfeited. Earn-Out Shares are issued at closing and held in escrow along with related dividends, but the target shareholders with have the right to vote the Earn-Out Shares while held in escrow and until they are forfeited.*
(2) *Max redemption of 100% of public shares (assuming that the $12 million preferred share private placement is consummated).*

DT Asia Investments Ltd. 8 China Lending Group

9 Business Overview DT Asia Investments Ltd. China Lending Group

About China Lending Group – Business Overview 10 Provides collateralized credit - based financings to northwest China's fast - growing MSMEs ▪ Customers currently underserved by commercial banks due to fundamental flaws in China’s credit system Strong market presence in Xinjiang ▪ A leader in non - bank lending industry and certain financial products ▪ Leader status drives customer demand and fuels business growth Established , fast growing, high margin business ▪ Full year 2014 vs. full year 2013: o Revenue of $18.8 million, up 63.8%; net income of $11.3 million, up 61.1% ▪ 9 month 2015 vs. 9 month 2014 o Revenue of $19.7 million, up 71%; net income of $10.4 million, up 58.4% Two principal loan products, with loan sizes ranging from RMB 5,000 to RMB 30 million (approximately $750 - $ 4.5 million): ▪ Business loans, which include agriculture loans, industry enterprises collateral - backed loans and other MSMEs loans, are offered to customers who borrow money in the name of legal entities ▪ Personal loans, including individual businesses, sole proprietors, entrepreneurs, are business loans that are offered to customers that are natural persons who borrow money in their own personal name Consulting and credit r isk a nalysis services – newly established business segment : ▪ Expected to be one of the growth drivers for 2016 and beyond (see slide 18) ▪ Supports core non - bank lending business and due diligence efforts DT Asia Investments Ltd. China Lending Group

Servicing a Fast Growing Market 11 ▪ Historically, over the past 30 years, MSMEs have grown much faster than large S tate O wned E nterprise s (SOEs) • We believe that the growth of China’s economy will continue to come from MSMEs ▪ Growth in numbers - at the end of 2013 MSMEs in China (1) • Accounted for 99.7% of all business entities, contributed over 50% of total taxes and over 60 % of GDP • Employed over 80 % of the work force • Registered more than 65 % of invention patents, 75 % of new technology innovations and 80 % of new product R&D ▪ Existing banking system in China not geared towards small loans • Stacked against MSMEs which are unable to get loans directly from the banks • Demand for small loans is higher than ability to lend (1) Source : NBS statistics report DT Asia Investments Ltd. China Lending Group

China Lending Group – Taking Advantage of Market Opportunities 12 • Growing demand for non - bank lending services • Strong demand for non - bank financing from MSMEs • Less than 5% of MSME’s have access to capital from commercial banks (1) • Bank loan shortage to MSME’s in 2014 was estimated to be $4.9 trillion (1) • Currently proposed liberalization of government policies for non - bank lenders provide vast opportunities for: • Diversification of product offerings • Expansion of geographic footprint • Seeking further expansion through organic growth, acquisitions and strategic partnerships DT Asia Investments Ltd. China Lending Group (1) Source: based on NBS’s statistics

Competitive Advantages: New Clients / New Business 13 • New direct lending clients mainly through existing network, reputation, word of mouth, exhibitions, government supports and referrals in Xinjiang and other parts of China • High demand for our services and lending platform, due to ▪ Fast turn around loan approval time ▪ Attractive rates – flexible loans ▪ Excellent reputation – long term market presence and leading position in certain industries (supply chain lending) ▪ Nationwide consulting and risk management license gives us access to clients outside of our core market - Xinjiang ▪ National footprint for consulting and due diligence clients – source of new business for our lending platform DT Asia Investments Ltd. China Lending Group

Award Winning Business 14 ▪ Coun cil member of China Micro - credit Companies Association ▪ Awards being granted by China Small - Amount Lenders Association & Urumqi Government includes: o The Most Potential Award for Small - Amount Financing in China o Excellent Entity Contributing to Development of Small and Medium Sized Enterprise Awarded by Urumqi Government o Outstanding Public Service Provider Contributing to Development of Small and Medium Sized Enterprise Awarded by Urumqi Government o The Biggest Social Contribution A ward in Urumqi DT Asia Investments Ltd. China Lending Group ▪ In September 2015, the government renamed its building where China Lending Group was located as “Feng Hui Financial Tower”.

China Lending Group - History of Profitable Growth 15 0.00 5.00 10.00 15.00 20.00 25.00 30.00 2009 2010 2011 2012 2013 2014 2015LTM Revenue($ in M) Net Income($ in M) DT Asia Investments Ltd. China Lending Group (as of 9/30/15)

Lending Platform Advantages

Advantages vs Chinese Banks		Comparison to US Non-Bank Lenders
China Lending Group	**Large SOE Commercial Banks**	
Decision Efficiency		
Fast decision process *Within 5 business days*	Longer & more complex decision process *Usually 1-3 months*	
Borrowers		
High quality micro, small and medium sized enterprises and sole proprietors resulting in low bad debts *>100% collateral and guarantees*	Tendency to focus on SOEs, due to size and credibility and lack of incentives for banks to take risks	Usually lower credit quality and high risk borrowers. Often low to no collateral
Loan interest rates		
Attractive rates: 0.9x of PBOC benchmark loan rates to 24% *Rates ranging from 3.92%-24%*	Based on PBOC benchmark rates ± premium/discount *Current benchmark (as of Dec 31, 2015) is 4.35%*	Various regulatory restrictions
Due diligence & risk management		
Evaluation of clients' credibility, cash flow, operations and available collateral. *Non-performing loans below 1%.*	Weighted on collateral value instead client's business operations *Limited data to assess risk*	
Life of Loan and ROE		
Short term-loans; historical ROE of 17.5% for the year ending 2014	From less than one year to three year working capital loans.	

DT Asia Investments Ltd. 16 China Lending Group

1.92% 2.17% 3.58% 9.92% 7.11% 6.59% 3.35% 1.27% 2.73% 0.29% 12% - 14% 0% 2% 4% 6% 8% 10% 12% 14% 16% China Lending Group(1) US AA(2) US A(2) USD(3) USD High Yield (3) USD Emerging Market(3) Non-USD High Yield(3) GBP(3) EUR(3) CAD(3) JPY(3) China Lending Group Cost vs. Effective Yields of Corporate Bonds in Major Currencies Growth Driver -- Lowering Cost of Capital 17 F ollowing the business combination with DT Asia…. • US listing should allow access to foreign capital markets, to provide lower cost capital • Additional capital → greater lending capacity → should result in higher revenue and earnings • Distribution of dividend → lowers cost of equity capital Note: (1) In 2014 - 2015, the cost of short - term bank loans by Feng Hui is between 12% - 14% (2) Yields for US 5 year corporate bonds with AA and A credit ratings. (Source: Bonds Center at Yahoo Finance as at January 20, 2016) (3) USD : stands for effective yield of Bloomberg US Corporate Bond Index USD High Yield: stands for effective yield of Bloomberg USD High Yield Corporate Bond Index USD Emerging Market: stands for effective yield of Bloomberg USD Emerging Market Corporate Bond Index Non USD High Yield: stands for effective yield of Bloomberg Non - USD High Yield Corporate Bond Index GBP: stands for effective yield of Bloomberg GBP Investment Grade European Corporate Bond Index EUR: stands for effective yield of Bloomberg EUR Investment Grade European Corporate Bond Index CAD: stands for effective yield of Bloomberg CAD Investment Grade Corporate Bond Index JPY: stands for effective yield of Bloomberg JPY Investment Grade European Corporate Bond Index (Source: Bloomberg.com as at January 20, 2016) DT Asia Investments Ltd. China Lending Group China Lending Group (1) US 5 - yrAA (2) US 5 - yr A (2) USD (3) USD High Yield (3) USD Emerging Market (3) Non - USD High Yield (3) GBP (3) EUR (3) CAD (3) JPY (3)

Growth Driver - New Services: Consulting & Credit Risk Analysis Feng Hui Dingxin (Beijing) Financial Consulting Limited ▪ Commenced operations in August 2015 ▪ Spin off / upgrade of the internal risk control center of China Lending Group ▪ 6 + year experience with outstanding performance : < 0 . 05 % NPL (Non Performing Loans, where the loans are not collected, even after default) Proprietary Credit Risk Analytics (CRA) Platform ▪ Database of over 10 , 000 enterprises, leveraging 15 + years of accumulated data ▪ Extensive expertise in several industries such as commerce, energy and mining, real estate, agriculture and animal husbandry, services and manufacturing industries, non - banking finance and individual credit service . Professional Risk Management Consulting Services (expected to begin in the near future) ▪ Credit rating services ▪ Pre - loan investigation and loan assessment services ▪ Loan monitoring and alerting services 18 DT Asia Investments Ltd. China Lending Group

Growth Driver - Expand Geo Footprint & Product Offering 19 Current markets ▪ Two subsidiaries / VIE with direct lending licenses, one of them is the only license issued to wholly foreign owned enterprise in Xinjiang ▪ Consulting services license valid in all of China Intend to enter new markets via our focused industry / product specialization ▪ Establish an office in Beijing ▪ Expand in other major financial centers such as Hong Kong, Shanghai, Shenzhen, etc . ▪ Enter new geographies covered by China’s national strategy “New Silk Road”, areas which provide more investment opportunities and have higher funding demands . Expand into other financial segments including P 2 P, financial leasing, asset management, insurance, etc . DT Asia Investments Ltd. China Lending Group

11.5 18.8 28.6 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 2013A 2014A 2015E 2016E 2017E 2018E 2019E Revenues ($ in millions) 13.4% 17.5% 14.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2013A 2014A 2015E 2016E 2017E 2018E 2019E ROE (2) 52.6 101.3 104.1 - 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 2013A 2014A 2015E 2016E 2017E 2018E 2019E Net Assets ($ in millions) 7.0 11.3 14.8 - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 2013A 2014A 2015E 2016E 2017E 2018E 2019E Net Incomes ($ in millions) Financial Forecasting (Assuming No Redemption) (1) 20 (1) The forecast is based on the assumptions that 1) SPAC capital is in place in March 2016 with no redemption and closing of $12 million in preferred share private placement; 2 ) $ 50 M is raised in form of debt in August 2016; 3) further $ 50 M is raised in form of debt in June 2017; 4) further $ 50 M is raised in form of debt in June 2018; 5) USD/RMB exchange rate of 6.5788 as of January 22, 2016 continues; 6) the capital utilization efficiency remains at 90%; 7) annual shareholders’ divid end is 25% of net income to ordinary shareholders. (2) ROE is calculated on weighted average basis using time as weights. China Lending Group’s paid - in - capital was increased from 45.5 m t o 94.2m in September 2014. The weighted average ROE for 2014 is calculated as 11.3/(52.6*0.75+101.3*0.25)=17.5% 47% 2013 - 2019 CAGR 48% 2013 - 2019 CAGR 37% 2013 - 2019 CAGR Over 23% in 2019 DT Asia Investments Ltd. China Lending Group

13.4% 17.5% 14.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2013A 2014A 2015E 2016E 2017E 2018E 2019E ROE (2) 52.6 101.3 104.1 - 50.0 100.0 150.0 200.0 250.0 300.0 2013A 2014A 2015E 2016E 2017E 2018E 2019E Net Assets ($ in Million) 7.0 11.3 14.8 - 10.0 20.0 30.0 40.0 50.0 60.0 2013A 2014A 2015E 2016E 2017E 2018E 2019E Net Income ($ in Million) 11.5 18.8 28.6 - 20.0 40.0 60.0 80.0 100.0 2013A 2014A 2015E 2016E 2017E 2018E 2019E Revenues ($ in Million ) Financial Forecasting (Assuming Max Redemption) (1) 21 (1) The forecast is based on the assumptions that 1) SPAC capital is in place in March 2016 with 100% redemption and closing of $12 million in preferred share private placemen t; 2) $ 50 M is raised in form of debt in August 2016; 3) further $ 50 M is raised in form of debt in June 2017; 4) further $ 50 M is ra ise d in form of debt in June 2018; 5) USD/RMB exchange rate of 6.5788 as of January 22, 2016 continues; 6) the capital utilization efficiency remains at 90%; 7) annual shareholders’ divid end is 25% of net income to ordinary shareholders. (2) ROE is calculated on weighted average basis using time as weights. China Lending Group’s paid - in - capital was increased from 45.5 m t o 94.2m in September 2014. The weighted average ROE for 2014 is calculated as 11.3/(52.6*0.75+101.3*0.25)=17.5% 41% 2013 - 2019 CAGR 41% 2013 - 2019 CAGR 28% 2013 - 2019 CAGR Over 26% in 2019 DT Asia Investments Ltd. China Lending Group

Contact Us

China Lending Group

丰汇小贷
Urumqi Feng Hui Direct Lending

Stephen Chan
CFO
+(86) 991-2321276
chan.stephen@fhxd.net

Susan Wang
Director of Capital Market
+(86) 991-3169616
wangwen@fhxd.net

DT Asia

DT Asia Investments Ltd.

Steve Cannon
Chief Executive Officer
investorrelations@dtasiainvest.com

Investment Banking Advisor to DT Asia:

EarlyBirdCapital

Steve Levine
President & CEO
(212) 661-0200
slevine@ebcap.com

Investor Relations Counsel:

The Equity Group Inc.

Lena Cati
Vice President
(212) 836-9611
lcati@equityny.com

DT Asia Investments Ltd. 22 *China Lending Group*

23 Appendix DT Asia Investments Ltd. China Lending Group

China Lending Group - Key F inancials Note: (1) ROE is calculated on weighted average basis using time as weights . China Lending Group’s paid - in - capital was increased from 45 . 5 m to 94 . 2 m in September 2014 . The weighted average ROE for 2014 is calculated as 11 . 3 /( 52 . 6 * 0 . 75 + 101 . 3 * 0 . 25 )= 17 . 5% (2) Nine - month ROE as of September 30 , 2015 . December 31, 2013 December 31, 2014 September 30, 2015 Loan receivable, net of provision 74.3 131.7 132.4 Loan receivable growth rate 77.3% 0.5% Total assets 75.0 132.8 140.5 Total liabilities 22.4 31.5 32.5 Total equity 52.6 101.3 108.0 Liabilities to assets 29.92% 23.72% 23.2% For the Years Ended December 31 For The Nine Months Ended September 30 2013 2014 2014 2015 Interest and fee income 11.5 18.8 11.5 19.7 Interest income growth rate 63.8% 71.0% Interest expense 0.7 1.8 1.0 2.6 Net Interest Income 10.6 16.4 9.9 16.1 % of interest income 92.4% 87.5% 85.5% 81.8% Total Non - interest Expense 2.2 3.0 2.1 3.7 % of interest income 19.6% 16.0% 18.3% 18.8% Net Income 7.0 11.3 6.6 10.4 % of interest income 61.3% 60.3% 57.2% 53.0% Net Income growth rate 61.1% 58.4% ROE (1) 13.4% 17.5% 10.0% (2) ($ in million) 24 DT Asia Investments Ltd. China Lending Group

Comparison to Competitors 25 (1) China lending Group post business combination is expected to trade on Nasdaq under the stock code of “CDLC” (2) Statistics from the People’s Bank of China as of September 30, 2015. Financials Average Loan Balance Per Staff (2) Paid - in Capital, Loan Balance Comparison Against CN Averages (2) KPI China Lending Group (6/2015) Han hua Financial Hold ing (6/2015) Suzhou Xinzhuang Rural Microcredit (6/2015) Wujin Tongli Rural Microcredit (6/2015) Zhuji Haibo Microcredit (6/2015) Paid - in Capital ($ in Million) 94.2 753.0 61.4 150.1 131.6 Total Assets ($ in Million) 147.2 2,047 85.5 163.0 191.8 Net income ($ in Million) 7.6 35.8 2.9 5.0 4.0 ROE 7.2% 3.0% 4.7% 3.7% 3.0% Bad debt rate 0% Listing Code Nasdaq (1) CDLC HK:3903 NEEQ: 830958 NEEQ: 831098 NEEQ: 831199 DT Asia Investments Ltd. China Lending Group Nationwide CLG Avg Loan Bal/Staff $1.3 $5.3 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 USD in Million Average Paid-in Capital Average Loan Balance Nationwide $14.8 $16.7 CLG $94.2 $132.4 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 USD In Million

Comparable Companies

(USD in millions)

Company Name [1]	Ticker	Market Cap	Net Book Value	2015 Est. Net Income	P/B	2015E P/E
Credit China Holdings Limited	SEHK:8207	1,557.9	228.8	12.9	6.8x	120.8 x
Hanhua Financial Holdings Co., Ltd	SEHK:3903	623.1	1,028.2	138.9	0.6 x	4.5 x
Differ Group Holding Company Limited	SEHK:6878	601.1	99.5	24.0	6.0 x	25.0 x
China Financial Services Holdings Limited	SEHK: 605	264.2	383.1	47.6	0.7x	5.6 x
Zuoli kechuang Micro-Finance Company Limited	SEHK:6866	194.9	201.8	na	1.0x	na
China Success Finance Group Holdings Limited	SEHK:3623	190.0	127.3	na	1.5 x	na
China Huirong Financial Holdings Limited	SEHK:1290	117.7	234.1	na	0.5x	na
China Lending Corporation (Currently CADT) At Closing (assuming that the Earn-Out is forfeited) and no redemption [2]	NASDAQ: CDLC	221.9	187.4	14.8	1.2x	15.0 x
China Lending Corporation (Currently CADT) With Full Earn-out and no redemption [2]	NASDAQ: CDLC	303.5	187.4	14.8	1.6 x	20.5 x
China Lending Corporation (Currently CADT) At Closing (assuming that the Earn-Out is Forfeited) and maximum redemption [3]	NASDAQ: CDLC	151.8	117.8	14.8	1.3 x	10.3 x
China Lending Corporation (Currently CADT) With Full Earn-out and maximum redemption [3]	NASDAQ: CDLC	233.5	117.8	14.8	2.0 x	15.8 x

(1) *The comparable companies' data, as of Dec 24, 2015, are from the fairness opinion report issued by Cassel Salpeter &Co.*
(2) *Based on pro forma post business combination data assuming zero redemption and closing of $12 million in the preferred share private placement.*
(3) *Based on pro forma post business combination data assuming maximum redemption and closing of $12 million in the preferred share private placement.*

DT Asia Investments Ltd. 26 **China Lending Group**

Management Team



Jingping LI,
Co-Founder & CEO
Chinese Financial Planner, Certified Tax Agent, Chinese Legal Adviser, 29 years of management & financial consultancy in China. EMBA



Jianfeng ZHANG,
Managing Director
Certified Securities Analyst;
22 years of management & executive experience financial & securities companies. EMBA



Stephen CHAN, CFO
CPA, CMA, ACMA, CGMA with over 20 years CFO and controller experience in China, HK, US and Canada; IPO and M&A experience



Quan ZHOU
Deputy General Manager
CPA, ACCA Member
Former Chairman of a large financial guarantee company; Over 20 years experience in financial sector



Hong WANG,
Deputy General Manager
25 years of management & executive positions in China
EMBA



Yonggang QIAO,
Chief Risk Control Advisor
33 years in loan service and risk control areas in China



Jie LI,
Loan Service Director
CFP, Senior Financial Analyst, Senior Risk Manager, 20 years of banking and loan experience in China



Wen WANG,
Capital Markets Director
10 years of financial market experience in US & China; Master in Management from Lancaster University; Master in Finance from George Washington University

DT Asia Investments Ltd. 27 *China Lending Group*

14.8 14.8 22.2 28.7 29.3 31.1 7.4 6.5 0.6 1.8 - 0 5 10 15 20 25 30 35 2015E DT Asia Consulting Income 2015 Retained Earning New Debt Issuance 2016E Net Income Drivers Net Income (USD in millions) Net Income Bridge (2015 – 2016) The net income of the post - combination CLC group is expected to rise to approximately $31.1 million for the year of 2016 from $1 4.8 million estimated for the year of 2015, assuming zero redemption (1) , the closing of $12 million preferred share private placement and $50 million debt issuance in August 2016. Drivers for increase in net income are: DT Asia SPAC Cash ▪ $77.6 million from SPAC is expected to be used to generate net income of approximately $7.4 million (between 12% to 14% of the $77.6 million SPAC cash) Consulting Income ▪ Beijing Consulting which opened business in August 2015 is expected to operate full year for 2016 and is expected to generate net income of approximately $6.5 million (between 3% - 4 % of 2016 average loan receivables of $219 million) Internal Financing: 2015 Retained Earning ▪ 2015 retained earnings of around $5 million is expected to generate net income of approximately $0.6 million (between 12% to 14% of $4.9 million retained earnings) Debt Issuance ▪ Debt Issuance of $ 50 million in August 2016 is expected to generate net income of approximately $1.8 million (between 7% to 9% of $50 million debt issuance - net of interest expense) (1) The projected net income for 2016 is expected to rise to $22.7m for the year of 2016, assuming 100% redemption and the clo sin g of $12 million preferred share private placement 28 DT Asia Investments Ltd. China Lending Group